Income Taxes - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets:
Net operating loss carryforwards	$ 6,559,791	$ 4,799,618
General Business Credit Carryover	1,672,876	1,408,963
R&D Credit (available for payroll tax offset)	268,568	268,568
Subtotal	8,501,235	6,477,149
Valuation allowance	(8,501,235)	(6,477,149)
Total deferred tax assets